Item 1. Report to Shareholders

November 30, 2004

Semiannual Report

T. Rowe Price Institutional High Yield Fund

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The views and opinions in this report were current as of November 30, 2004. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund's future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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



T. Rowe Price Institutional High Yield Fund

Dear Investors

The high-yield bond market performed well in the benign interest rate environment that prevailed for the past six months. The portfolio generated gains that were in line with its benchmarks, outperforming the Lipper peer group and trailing the benchmark JP Morgan Global High Yield Index. Rising interest rates remain our primary concern.


MARKET ENVIRONMENT

Your portfolio and the high-yield market in general surged during the six-month period, capping a spectacular two-year run. High-yield market conditions have been nearly perfect--a period of nirvana--save a modest setback in April and May this year when rates spiked. Since our last shareholder report (dated May 31), the economy expanded steadily, corporate fundamentals improved markedly, intermediate- and long-term bond yields declined, and investor demand for securities generating greater income streams expanded, all of which greatly benefited high-yield bonds. We believe the economy's fundamental strength will persist into 2005 but remain concerned that higher interest rates and extended valuations in the high-yield market may curb returns in our sector.

[GRAPHIC OMITTED]

Risks Abound

HIGH YIELD'S DWINDLING YIELD PREMIUM
--------------------------------------------------------------------------------

Spread to Treasuries

11/01    877 bp

         868

         834

         854

         744

         739

5/02     736

         823

         954

         968

        1064

        1080

11/02    929

         947

         887

         884

         825

         727

5/03     742

         676

         625

         593

         599

         536

11/03    509

         486

         469

         494

         495

         440

5/04     474

         456

         448

         456

         430

         408

11/04    357

Source: CS First Boston

Note: 100 basis points (bp) equal one percentage point.

High-yield bond yields have declined to historic lows. As depicted in the chart, the high-yield market's yield spread (a measure of the additional compensation for the risk associated with this asset class) is near an all-time low. The lower the spread goes, the more vulnerable high-yield bonds become to higher interest rates. JP Morgan reports that at the end of November, the average BB rated bond yielded just 5.9% and B rated bonds averaged 6.9%. (BB and B rated bonds accounted for 19% and 63% of the portfolio on 11/30/04, respectively.) For the past six months, your portfolio generated a total return of almost 9%, and more than half of the gain came from capital appreciation. It seems that the stars have been perfectly aligned for high-yield investors, and for the past two years the portfolio generated a 32.62% return.

It is important that shareholders understand that this torrid pace of gains is unsustainable and further understand that our market faces several critical risks. The first is rising interest rates. Because high-yield bond yields are near historical lows, an unexpected uptick in rates could send bond prices sharply lower. Another major risk is that high-yield bonds are richly priced--primarily from demand for their current income stream--and as rates inevitably trend higher, investors may decide to shift assets away from riskier high-yield issues into safer higher-quality bonds or equities, causing the spread to widen. As you can see in the chart, on November 30, the spread was about 360 basis points (100 basis points equal 1.00%), about one-third of the peak spread in October 2002. If the economy stays on its current healthy path, we could see spreads remain at current levels, but if economic growth falters, the high-yield market would face the additional risk of rising bond defaults, which are at historically low levels.

We believe there is a very real possibility that the Fed will raise the fed funds rate at each of its FOMC meetings in 2005, and that would put the fed funds rate at about 4.25% by the end of next year. (The Federal Reserve raised the fed funds target rate an additional quarter point to 2.25% on December 14, after the close of our reporting period.) Rising interest rates have, historically, had a negative effect on fixed-income markets. We believe the next 12 to 18 months could be challenging for fixed-income managers and investors. Therefore, we intend to maintain a defensive posture for the foreseeable future.

PERFORMANCE REVIEW

PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Periods Ended 11/30/04                     6 Months    12 Months
--------------------------------------------------------------------------------

Institutional High Yield Fund              8.76%       11.98%

Lipper High Current Yield
Funds Average                              8.59        10.96

JP Morgan Global
High Yield Index                           9.02        12.61

During the six and 12 months ended November 30, 2004, your portfolio outperformed the Lipper High Current Yield Funds Average but modestly trailed the JP Morgan Global High Yield Index. The primary reason we underperformed the unmanaged JP Morgan index was expenses. (Market indexes do not include expenses, which are deducted from the portfolio's returns and Lipper averages.) Our relative results were also affected, but to a lesser extent, by our below-benchmark exposure to lower-rated (CCC) credits. We've become more defensive because we believe that capital preservation will be the key to superior relative results over the next year.

PORTFOLIO AND STRATEGY REVIEW

PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------

Periods Ended                          5/31/04   11/30/04
--------------------------------------------------------------------------------

Price Per Share                        $10.62    $11.10

Dividends Per Share

  For 6 months                           0.45      0.43

  For 12 months                          0.90      0.88

30-Day Dividend Yield*                   8.46%     7.82%

30-Day Standardized
Yield to Maturity                        8.08      6.92

Weighted Average
Maturity (years)                          7.4       7.6

Weighted Average Effective
Duration (years)                          3.7       3.6


* Dividends earned for the last 30 days of each period indicated are annualized and divided by the fund's net asset value at the end of the period.

Note: Yields will vary and are not guaranteed.

Historically, the portfolio has generated most of its return from its income stream, but with rates on high-yield bonds falling and the prospect of higher rates on the horizon, we have placed an even greater emphasis on holding on to as many of our high-coupon bonds as is possible. In an effort to maintain the integrity of the portfolio's investment program, including our ability to remain selective in our credit standards, we decided to close the portfolio. We believe this decision will allow us to manage the portfolio responsibly, ensure adequate flexibility, preserve our ability to effectively diversify, and allow us to maintain our active buy and sell discipline.

As depicted in the table above, the portfolio's $0.48 share price gain was greater than the dividend income paid over the past six months. We are pleased to have provided shareholders with a rather stable stream of income, despite the falling-yield environment. However, our standardized yield to maturity dipped significantly over the past six months, reflecting the lower yields available in the market today. Nevertheless, we were unwilling to take on additional credit risk by purchasing lower-rated bonds in order to boost our income stream.

[GRAPHIC OMITTED]

QUALITY DIVERSIFICATION
--------------------------------------------------------------------------------

BBB Rated and Above 3%

BB Rated 19%

B Rated 63%

CCC and Below (including Not Rated) 15%

Source: Standard & Poor's; if Standard & Poor's does not rate a security, then Moody's Investors Service is used as a secondary source.

The portfolio generated strong absolute and solid relative performance over the past six months without taking additional credit risk. Since May, we upgraded the portfolio's overall credit quality by reducing our holdings in credits rated CCC and below and increasing our weighting in rated BB bonds. As the pie chart shows, we retain an emphasis on B rated credits--the 63% allocation is unchanged from six months ago.

Our strategy was essentially unchanged over the past six months. We continued to emphasize credit research, broad diversification, and balanced sector allocation. However, when our analysts uncovered high-quality companies experiencing what we thought were manageable problems, we had the conviction to add significant positions. Our purchase of AT&T is an example of our investment process in action and a classic "fallen angel" opportunity. (Fallen angels are large, well-known companies that have had their investment-grade debt downgraded to "junk" status.) We snapped up about a 1% position in AT&T bonds when they were downgraded to BB status, and over the past six months they generated a double-digit total return--income plus capital appreciation--for the portfolio. Hospital Corporation of America, another fallen angel, performed similarly over the past six months. [Please refer to our portfolio of investments for a complete listing of the portfolio's holdings and the amount each represents of the portfolio.]

We recently added to our sizable investment in MCI, which emerged from bankruptcy with a very clean balance sheet. Although AT&T and MCI face significant competitive challenges, both generate solid cash flow and are servicing moderate amounts of debt (low leverage). We also added a position in Rogers Communications' common stock and bonds, and the Toronto-based diversified communications and media company has performed well.

In order to fund new health care and telecom holdings, we decided to take some profits off the table in electric utilities. Typically, we will not invest more than 10% of the portfolio in any one sector, but in 2003 we saw what we believed was an exceptional opportunity in electric utilities and exceeded our internal limit. That decision has paid off handsomely because the average utility bond we purchased yielded 9% and over the past year has appreciated approximately 10% for about a 19% 12-month return. At their peak, electric utilities represented about 11% of assets, but that was trimmed to 7% at the end of May and to 6% at the end of the current reporting period.

Another sector that has provided high current income and solid 6- and 12-month total returns is printing and publishing (6% of the portfolio). We are fortunate to have been able to hold onto several printing bonds that continue to generate double-digit coupons. The portfolio's largest sector, energy (7%), has produced about a 1% total return per month for the past 12 months, which is in line with the portfolio's one-year return. In addition to benefiting from oil prices that exceeded $50 per barrel, the energy sector continued to benefit from consolidation and merger and acquisition activity.

The equity portion of the portfolio, typically between 2% and 4% of assets, performed extremely well over the past six and 12 months. At the end of the reporting period, common stocks plus warrants, convertibles, and preferred securities totaled 2.8% of the portfolio. We have maintained substantially the same allocation to common stocks throughout the past six months but took profits on some of our other equity-linked securities, significantly reducing our exposure. Despite its small allocation, the equity portion of the portfolio generated a solid contribution since the end of May.

Only two of the portfolio's 35 sectors/industries posted a loss for the past six months. The largest detractor was a small position in satellite broadcasters, a subset of the telecommunications sector. We experienced a bankruptcy in Pegasus Communications when this issuer suffered contractual problems with its content provider. Technology holdings were also weak relative performers, although the group posted positive results for the past six months.

OUTLOOK

Six months ago, we believed that the overriding issue for fixed-income investors was the specter of higher interest rates. That is still our overriding concern today. The high-yield market has enjoyed a spectacular runup, but unlike stocks, bond prices cannot go up forever because the vast majority of high-yield bonds are callable instruments. In other words, many companies have the flexibility to retire their bonds at some point prior to maturity. The call features built into high-yield securities effectively cap out the appreciation potential of the bonds, and we believe we may have already reached, or are near, that limit. We believe the days of high-yield bond appreciation are over for now, and next year's return will come almost exclusively from coupon clipping.

If high-yield investors become complacent and take on too much risk to earn yield, they are setting themselves up for a fall, should the market stumble. Our goal over the next six months is to use our disciplined, conservative investment approach to preserve the gains we've enjoyed over the last two years. We think 2005 will be a challenging year for high-yield investing, and we don't want to give back our gains by taking unnecessary risk. We appreciate your continued confidence in this endeavor.

Respectfully submitted,

Mark J. Vaselkiv
Chairman of the fund's Investment Advisory Committee

December 21, 2004

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

T. Rowe Price Institutional High Yield Fund

RISKS OF BOND INVESTING
--------------------------------------------------------------------------------

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund's income level and share price. High-yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high-yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

GLOSSARY
--------------------------------------------------------------------------------

Average maturity: The weighted average of the stated maturity dates of a portfolio's securities. In general, the longer the average maturity, the greater the fund's sensitivity to interest rate changes. A shorter average maturity usually means less interest rate sensitivity and therefore a less volatile portfolio.

Coupon clipping: Colloquial for the interest payment(s) on a debt security, generally expressed as a percentage of the face value of the bond. Once universal, coupon bonds (a form of bearer bond with detachable vouchers for scheduled interest payments) have largely been replaced by registered bonds, most of which pay interest through electronic transfers.

Duration: A measure of a bond or bond fund's sensitivity to changes in interest rates. For example, a fund with a four-year duration would fall about 4% in response to a one-percentage-point rise in interest rates, and vice versa.

Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

JP Morgan Global High Yield Index: Tracks the performance of domestic noninvestment-grade corporate bonds.

Lipper averages: Consist of all mutual funds in a particular category as tracked by Lipper Inc.

T. Rowe Price Investment Services, Inc., Distributor.

T. Rowe Price Institutional High Yield Fund

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS
--------------------------------------------------------------------------------

                                                                     Percent of
                                                                     Net Assets
                                                                       11/30/04
--------------------------------------------------------------------------------

Nextel Communications                                                       1.9%

Qwest                                                                       1.7

AES                                                                         1.6

Williams Companies                                                          1.5

Dex Media                                                                   1.3

Cablevision Systems                                                         1.2

Owens-Illinois                                                              1.0

MDP Acquisitions                                                            0.9

MCI                                                                         0.9

Crown Holdings                                                              0.9

AT&T                                                                        0.9

CanWest Media                                                               0.9

Quebecor Media                                                              0.9

Rogers Wireless                                                             0.8

Compass Minerals Group                                                      0.8

Charter Communications                                                      0.8

TRW Automotive Inc.                                                         0.8

Huntsman Corp.                                                              0.8

Amerigas Partners                                                           0.7

Earle M. Jorgensen                                                          0.7

Associated Materials                                                        0.7

Jostens                                                                     0.7

Allied Waste                                                                0.7

GenCorp                                                                     0.7

NRG Energy                                                                  0.7
--------------------------------------------------------------------------------

Total                                                                      24.5%
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Table excludes investments in the T. Rowe Price Reserve Investment Fund.

SECTOR DIVERSIFICATION
--------------------------------------------------------------------------------

                                                Percent of           Percent of
                                                Net Assets           Net Assets
                                                   5/31/04             11/30/04

Energy                                                   7%                   7%

Specialty Chemicals                                      5                    7

Electric Utilities                                       8                    6

Printing and Publishing                                  6                    6

Wireless Communications                                  5                    6

Health Care Services                                     4                    5

Telecommunications                                       4                    5

Services                                                 4                    5

Metals and Mining                                        5                    4

Container                                                4                    4

Electronic Components                                    4                    4

Automobiles and Related                                  4                    4

Paper and Paper Products                                 4                    4

Manufacturing                                            3                    3

Consumer Products                                        4                    3

Building Products                                        3                    3

Cable Operators                                          3                    3

Gaming                                                   4                    3

Entertainment and Leisure                                2                    3

Aerospace and Defense                                    2                    2

All Other                                               11                   11

Other Assets Less Liabilities                            4                    2
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Total                                                  100%                 100%
--------------------------------------------------------------------------------

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T. Rowe Price Institutional High Yield Fund

GROWTH OF $10,000
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

[GRAPHIC OMITTED]

INSTITUTIONAL HIGH YIELD FUND
--------------------------------------------------------------------------------

                                                                     As of
                                                                    11/30/04
                                                                    --------
Institutional High Yield Fund                                        $13,667

JP Morgan Global High Yield Index                                    $13,872

Lipper High Current Yield Funds Average                              $13,142


                        Institutional           JP Morgan         Lipper High
                           High Yield         Global High       Current Yield
                                 Fund         Yield Index       Funds Average

5/31/02                       $10,000             $10,000             $10,000

11/02                          10,306               9,761               9,631

11/03                          12,205              12,319              11,829

11/04                          13,667              13,872              13,142

AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

                                                                          Since
                                                                      Inception
Periods Ended 11/30/04                              1 Year              5/31/02
--------------------------------------------------------------------------------

Institutional High Yield Fund                        11.98%               13.31%

JP Morgan Global High Yield Index                    12.61                13.84

Lipper High Current Yield Funds Average              10.96                11.51

Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table ("Actual") provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table ("Hypothetical") is based on hypothetical account values and expenses derived from the fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund's actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE INSTITUTIONAL HIGH YIELD FUND
--------------------------------------------------------------------------------

                                                                       Expenses
                               Beginning            Ending          Paid During
                                 Account           Account               Period*
                                   Value             Value            6/1/04 to
                                  6/1/04          11/30/04             11/30/04
--------------------------------------------------------------------------------

Actual                      $      1,000   $      1,087.60      $          2.62

Hypothetical
(assumes 5% return
before expenses)                   1,000          1,022.56                 2.54

* Expenses are equal to the fund's annualized expense ratio for the six-month period (0.50%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183) divided by the days in the year (365) to reflect the half-year period.

T. Rowe Price Institutional High Yield Fund



QUARTER-END RETURNS
--------------------------------------------------------------------------------

                                                                          Since
                                                                      Inception
Periods Ended 12/31/04                              1 Year              5/31/02
--------------------------------------------------------------------------------

Institutional High Yield Fund                        10.47%               13.37%

JP Morgan Global High Yield Index                    11.55                14.03

Lipper High Current Yield Funds Average               9.89                 9.29

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please contact a T. Rowe Price representative at 1-800-638-8790.

This table provides returns through the most recent calendar quarter-end rather than through the end of the portfolio's fiscal period. It shows how the portfolio would have performed each year if its actual (or cumulative) returns for the periods shown were earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on distributions or the redemption of shares. When assessing performance, investors should consider both short- and long-term returns.

Financial Highlights
T. Rowe Price Institutional High Yield Fund
(Unaudited)

                               For a share outstanding throughout each period
--------------------------------------------------------------------------------

                             6 Months                Year             5/31/02
                                Ended               Ended             Through
                             11/30/04             5/31/04             5/31/03

NET ASSET VALUE

Beginning of period        $    10.62          $    10.47          $    10.00

Investment activities

  Net investment
  income                         0.41                0.88                0.83

  Net realized and unrealized
  gain (loss)                    0.50                0.19                0.47

  Total from investment
  activities                     0.91                1.07                1.30

Distributions

  Net investment
  income                        (0.43)              (0.90)              (0.83)

  Net realized gain              --                 (0.02)               --

  Total
  distributions                 (0.43)              (0.92)              (0.83)

NET ASSET VALUE

End of period              $    11.10          $    10.62          $    10.47
                           ----------------------------------------------------

Ratios/Supplemental Data

Total return^                   8.76%              10.44%              13.78%

Ratio of total
expenses to average
net assets                      0.50%+              0.50%               0.50%

Ratio of net
investment income
(loss) to average
net assets                      7.62%+              8.19%               8.59%

Portfolio
turnover rate                   64.1%+              73.5%               72.3%


Net assets,
end of period
(in thousands)             $  679,086          $  716,564          $  586,431





^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

+    Annualized

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments (1)
T. Rowe Price Institutional High Yield Fund
November 30, 2004 (Unaudited)

                                              $ Par/Shares                Value
--------------------------------------------------------------------------------
(Amounts in 000s)

CORPORATE BONDS AND NOTES  94.8%

Aerospace & Defense  2.3%

Aviall, 7.625%, 7/1/11                               1,550                1,670

BE Aerospace

    8.00%, 3/1/08                                      925                  925

    8.50%, 10/1/10                                     700                  768

    8.875%, 5/1/11                                   1,550                1,620

GenCorp, 9.50%, 8/15/13                              4,375                4,878

Northwest Airlines, 9.875%, 3/15/07                    525                  457

Sequa, 9.00%, 8/1/09                                   900                1,008

TD Funding, 8.375%, 7/15/11                          1,550                1,670

Vought Aircraft, 8.00%, 7/15/11                      2,900                2,828

                                                                         15,824

Automobiles and Related  3.9%

Accuride, VR, 6.688%, 6/13/07 ++                     1,493                1,522

Adesa, 7.625%, 6/15/12                               1,075                1,129

Advanced Accessory Holdings,
STEP, 0.00%, 12/15/11                                  700                  308

Advanced Accessory Systems,
10.75%, 6/15/11                                        450                  423

Asbury Automotive Group

    8.00%, 3/15/14                                   1,125                1,114

    9.00%, 6/15/12                                     100                  106

Autocam, 10.875%, 6/15/14                            1,275                1,272

Cummins, STEP, 9.50%, 12/1/10                          850                  971

Dura Operating, 9.00%, 5/1/09                          846                  821

Eaglepicher, 9.75%, 9/1/13                           1,650                1,691

General Motors Acceptance Corp.,
6.75%, 12/1/14                                       3,300                3,242

Goodyear Tire & Rubber, VR,
6.059%, 3/31/06 ++                                   1,250                1,267

HLI Operating, 10.50%, 6/15/10                       1,125                1,193

J.B. Poindexter, 144A, 8.75%, 3/15/14                1,175                1,246

MSX International, 11.375%, 1/15/08                    125                   96

Navistar International, 7.50%, 6/15/11               1,700                1,836

Tenneco Automotive, 144A,
8.625%, 11/15/14                                     2,250                2,362

TRW Automotive

    9.375%, 2/15/13                                  2,432                2,809

    10.125%, 2/15/13 (EUR)                             140                  214

    11.00%, 2/15/13                                  1,827                2,202

Visteon, 7.00%, 3/10/14                                725                  678

                                                                         26,502

Beverages  0.4%

Le Natures, 144A, STEP, 10.00%,
6/15/13                                              2,475                2,747

                                                                          2,747

Broadcasting  0.8%

Fisher Communications, 144A,
8.625%, 9/15/14                                        475                  513

Gray Communications Systems,
9.25%, 12/15/11                                      1,325                1,491

Sinclair Broadcast Group

    8.00%, 3/15/12                                     500                  524

    8.75%, 12/15/11                                  1,100                1,182

XM Satellite Radio, 12.00%, 6/15/10                  1,437                1,703

Young Broadcasting, 8.50%, 12/15/08                     50                   53

                                                                          5,466

Building and Real Estate  1.3%

LNR Property

    7.25%, 10/15/13                                    750                  823

    7.625%, 7/15/13                                  1,100                1,213

Shaw Group, 10.75%, 3/15/10                          1,250                1,344

WCI Communities

    7.875%, 10/1/13                                  1,050                1,108

    9.125%, 5/1/12                                     450                  499

    10.625%, 2/15/11                                 1,775                1,983

Williams Scotsman

    9.875%, 6/1/07                                     650                  645

    10.00%, 8/15/08                                  1,295                1,444

                                                                          9,059

Building Products  3.2%

Associated Materials

    9.75%, 4/15/12                                   2,905                3,326

  STEP, 0.00%, 3/1/14                                2,100                1,575

Building Materials, 144A, 7.75%, 8/1/14              1,450                1,479

Collins & Aikman Floor Covering,
9.75%, 2/15/10                                       1,900                2,043

Interface

    9.50%, 2/1/14                                      125                  135

    10.375%, 2/1/10                                  1,125                1,282

Maax, 144A, 9.75%, 6/15/12                           1,675                1,826

Mobile Mini, 9.50%, 7/1/13                           1,125                1,305

Norcraft Holdings Capital, STEP,
0.00%, 9/1/12                                          740                  551

Norcraft Companies, 9.00%, 11/1/11                   2,000                2,170

RMCC Acquisition, 144A, 9.50%, 11/1/12               1,275                1,278

Texas Industries, 10.25%, 6/15/11                    1,400                1,606

U.S. Concrete, 8.375%, 4/1/14                        1,625                1,735

WII Components, 10.00%, 2/15/12                      1,275                1,250

                                                                         21,561

Cable Operators  3.1%

Cablevision Systems, 144A,
8.00%, 4/15/12                                       1,550                1,651

Charter Communications Holdings,
8.75%, 11/15/13                                      3,075                3,167

Charter Communications Operating

  144A, 8.00%, 4/30/12                               1,825                1,894

  144A, 8.375%, 4/30/14                                275                  285

CSC Holdings

    7.625%, 4/1/11                                   2,875                3,083

    7.875%, 12/15/07                                 1,050                1,122

    8.125%, 7/15/09                                    225                  244

    8.125%, 8/15/09                                    375                  407

  144A, 6.75%, 4/15/12                               1,875                1,922

Insight Midwest / Insight Capital

    9.75%, 10/1/09                                     325                  342

    10.50%, 11/1/10                                  1,150                1,265

Mediacom Broadband, 11.00%, 7/15/13                  1,275                1,358

Olympus Communications, VR,
6.25%, 6/30/10 ++                                    1,500                1,485

Rogers Cable, 144A, 6.75%, 3/15/15                     500                  506

Rogers Cablesystems

    11.00%, 12/1/15                                    150                  169

  Series B, 10.00%, 3/15/05                            390                  398

Videotron, 144A, 6.875%, 1/15/14                     1,600                1,656

                                                                         20,954

Container  4.3%

AEP Industries, 9.875%, 11/15/07                     1,000                1,017

Bway, STEP, 10.00%, 10/15/10                         1,475                1,567

Constar International, 11.00%, 12/1/12               1,155                1,190

Crown Holdings

    9.50%, 3/1/11                                    3,100                3,495

    10.875%, 3/1/13                                  2,375                2,797

Graham Packaging

  144A, 8.50%, 10/15/12                              1,000                1,045

  144A, 9.875%, 10/15/14                             2,350                2,468

Greif Brothers, 8.875%, 8/1/12                         950                1,055

Owens Brockway Glass Container

    7.75%, 5/15/11                                     700                  754

    8.25%, 5/15/13                                   1,075                1,174

    8.75%, 11/15/12                                  1,800                2,007

    8.875%, 2/15/09                                  2,300                2,501

Owens-Illinois, 7.35%, 5/15/08                         475                  495

Plastipak, 10.75%, 9/1/11                            2,890                3,237

Pliant, STEP, 0.00%, 6/15/09                           825                  755

Silgan, 6.75%, 11/15/13                                750                  778

Solo Cup, 8.50%, 2/15/14                             1,575                1,638

Tekni Plex, 144A, 8.75%, 11/15/13                    1,425                1,418

                                                                         29,391

Electric Utilities  5.3%

AES

    7.75%, 3/1/14                                      725                  786

    8.875%, 2/15/11                                  3,250                3,721

    9.375%, 9/15/10                                  2,750                3,197

  144A, 9.00%, 5/15/15                               2,900                3,335

Allegheny Energy Supply

    7.80%, 3/15/11                                   1,500                1,654

    144A, STEP, 8.25%, 4/15/12                         585                  665

CMS Energy, 9.875%, 10/15/07                         2,900                3,270

Dynegy-Roseton Danskamme,
Series A, 7.27%, 11/8/10                             1,375                1,396

Edison Mission Energy, VR,
7.00%, 1/2/16 ++                                       250                  250

International Power, 11.00%, 10/22/05                2,500                2,500

Midwest Generation,
8.75%, 5/1/34 (Tender 5/1/14)                        1,275                1,445

NRG Energy, 144A, 8.00%, 12/15/13                    3,325                3,666

Orion Power, 12.00%, 5/1/10                          2,675                3,397

PSEG Energy

    8.50%, 6/15/11                                     825                  951

    10.00%, 10/1/09                                    300                  359

Sierra Pacific Resources, 8.625%, 3/15/14            3,250                3,713

TNP Enterprises, 10.25%, 4/1/10                      1,425                1,525

                                                                         35,830

Electronic Components  3.9%

AMI Semiconductor, 10.75%, 2/1/13                      601                  705

Amkor Technology, 9.25%, 2/15/08                     1,525                1,498

Fairchild Semiconductor, 10.50%, 2/1/09              1,900                2,019

Freescale Semiconductor

    6.875%, 7/15/11                                  1,925                2,069

    7.125%, 7/15/14                                  2,125                2,274

Lucent Technologies

    5.50%, 11/15/08                                  1,150                1,187

    6.45%, 3/15/29                                     250                  214

New Asat Finance, 144A, 9.25%, 2/1/11                  750                  675

Nortel Networks, 6.125%, 2/15/06                     1,525                1,546

On Semiconductor

    12.00%, 3/15/10                                    975                1,146

  STEP, 13.00%, 5/15/08                                926                1,060

Sanmina-SCI, 10.375%, 1/15/10                        1,850                2,137

Semiconductor Note Partnership,
144A, Zero Coupon, 8/4/11                              900                1,287

Solectron, 9.625%, 2/15/09                           1,425                1,571

Stats Chippac, 144A, 6.75%, 11/15/11                   675                  665

Stratus Technologies, 10.375%, 12/1/08               2,500                2,238

Telex Communications, 11.50%, 10/15/08               1,550                1,697

UGS, 144A, 10.00%, 6/1/12                            2,000                2,280

                                                                         26,268

Energy  7.3%

Amerigas Partners

    8.875%, 5/20/11                                  2,000                2,180

    10.00%, 4/15/06                                  2,575                2,781

ANR Pipeline, 8.875%, 3/15/10                          600                  676

BRL Universal Equipment, 8.875%, 2/15/08             1,455                1,531

CHC Helicopter, 7.375%, 5/1/14                       1,350                1,428

Chesapeake Energy

    7.00%, 8/15/14                                     475                  511

    8.125%, 4/1/11                                     575                  624

    9.00%, 8/15/12                                   1,575                1,803

Denbury Resources, 7.50%, 4/1/13                     1,575                1,693

Dresser, 9.375%, 4/15/11                             2,025                2,228

Dresser-Rand Group, 144A,
7.375%, 11/1/14                                        650                  665

Encore Acquisition, 8.375%, 6/15/12                    715                  797

Ferrellgas Partners, 8.75%, 6/15/12                  3,036                3,309

Forest Oil, 8.00%, 12/15/11                            875                  993

Geophysique, 10.625%, 11/15/07                       1,560                1,650

Hanover Compressor

    9.00%, 6/1/14                                      950                1,059

  Zero Coupon, 3/31/07                                 275                  239

Hanover Equipment Test

  Series A, 8.50%, 9/1/08                              275                  295

  Series B, 8.75%, 9/1/11                              125                  137

Hilcorp Energy, 144A,
10.50%, 9/1/10                                       2,125                2,423

Hornbeck Offshore, 144A,
6.125%, 12/1/14                                        400                  400

Magnum Hunter Resources,
9.60%, 3/15/12                                         601                  685

Markwest Energy Partners, 144A,
6.875%, 11/1/14                                        475                  483

North American Energy Partners,
8.75%, 12/1/11                                         575                  575

Northwest Pipeline, 8.125%, 3/1/10                     950                1,059

Petroleum Geo-Services, 10.00%, 11/5/10              1,800                2,034

Petroleum Helicopters, 9.375%, 5/1/09                1,550                1,674

Plains All American Pipeline,
7.75%, 10/15/12                                        325                  377

Pride International, 144A,
7.375%, 7/15/14                                      1,325                1,471

Range Resources,
7.375%, 7/15/13                                        975                1,043

Southern Natural Gas

    8.00%, 3/1/32                                       25                   26

    8.875%, 3/15/10                                  1,150                1,291

Stone Energy, 8.25%, 12/15/11                          175                  190

Suburban Propane Partners,
6.875%, 12/15/13                                       425                  440

Swift Energy, 7.625%, 7/15/11                          850                  922

Universal Compression, 7.25%, 5/15/10                  825                  883

Williams Companies

    7.50%, 1/15/31                                   1,575                1,630

    7.625%, 7/15/19                                    250                  278

    7.75%, 6/15/31                                     675                  707

  STEP, 8.125%, 3/15/12                              3,775                4,398

  STEP, 8.75%, 3/15/32                               1,750                2,021

                                                                         49,609

Entertainment and Leisure  2.5%

AMF Bowling Worldwide, 10.00%, 3/1/10                1,575                1,685

Cinemark, STEP, 0.00%, 3/15/14                       2,450                1,813

Cinemark USA, 9.00%, 2/1/13                            150                  173

LCE Acquisition, 144A, 9.00%, 8/1/14                 1,625                1,747

Marquee, 144A, 8.625%, 8/15/12                         650                  718

Marquee Holdings, 144A,
STEP, 0.00%, 8/15/14                                   600                  387

Six Flags

    8.875%, 2/1/10                                   1,750                1,759

    9.75%, 4/15/13                                     500                  498

Universal City Development Partners,
11.75%, 4/1/10                                       4,075                4,747

Warner Music Group, 144A,
7.375%, 4/15/14                                      3,250                3,323

                                                                         16,850

Finance and Credit  1.0%

B F Saul Real Estate, 7.50%,  3/1/14                 1,375                1,409

Colonial Bank, 9.375%,  6/1/11                         275                  326

Dollar Financial Group, 9.75%,  11/15/11             1,350                1,458

Refco Finance, 144A, 9.00%,  8/1/12                  3,250                3,556

                                                                          6,749

Food/Tobacco  1.7%

Agrilink Foods, 11.875%, 11/1/08                       556                  584

B & G Foods, 8.00%, 10/1/11                          1,775                1,872

Dole Foods

    8.625%, 5/1/09                                     875                  965

    8.875%, 3/15/11                                  1,450                1,595

Pierre Foods, 144A, 9.875%, 7/15/12                  1,075                1,118

Pinnacle Foods

  144A, 8.25%, 12/1/13                               3,625                3,281

Reddy Ice, 144A, STEP,
0.00%, 11/1/12                                         875                  608

Wornick, 144A,
10.875%, 7/15/11                                     1,075                1,177

                                                                         11,200

Gaming  2.7%

American Casino & Entertainment,
144A, 7.85%, 2/1/12                                  1,325                1,418

Ameristar Casinos, 10.75%,  2/15/09                  1,705                1,916

Argosy Gaming, 9.00%,  9/1/11                          150                  170

Global Cash Access, 8.75%,  3/15/12                  2,075                2,241

Herbst Gaming, 144A, 7.00%,  11/15/14                  250                  251

MGM Mirage, 144A, 6.75%,  9/1/12                     3,275                3,451

Premier Entertainment Biloxi,
10.75%, 2/1/12                                         750                  810

Resorts International Hotel,
11.50%, 3/15/09                                        150                  177

Station Casinos, 6.50%,  2/1/14                      1,350                1,407

Venetian Casino Resort,
11.00%, 6/15/10                                      2,900                3,313

Wynn Las Vegas, 144A, 6.625%,  12/1/14               3,225                3,177

                                                                         18,331

Healthcare Services  5.1%

Alliance Imaging, 10.375%, 4/15/11                   1,280                1,421

AmeriPath, 10.50%, 4/1/13                            1,825                1,880

AmerisourceBergen, 8.125%, 9/1/08                    1,700                1,874

Biovail, 7.875%, 4/1/10                              1,335                1,362

Concentra Operating

    9.50%, 8/15/10                                   1,050                1,192

  144A, 9.125%, 6/1/12                               1,025                1,163

Elan Finance, 144A, 7.75%, 11/15/11                  1,150                1,225

Fisher Scientific International,
8.125%, 5/1/12                                       1,257                1,392

Fresenius Medical Capital Trust II,
7.875%, 2/1/08                                       1,050                1,134

Fresenius Medical Capital Trust IV,
7.875%, 6/15/11                                        225                  248

Genesis Healthcare,
8.00%, 10/15/13                                      1,950                2,096

HCA, 6.375%, 1/15/15                                 1,175                1,163

Insight Health Services,
Series B, 9.875%, 11/1/11                              875                  888

Inverness Medical Innovations,
144A, 8.75%, 2/15/12                                   800                  832

Medquest, Series B, 11.875%, 8/15/12                   450                  527

MQ Associates, STEP, 0.00%, 8/15/12                  1,325                  927

Omnicare, 8.125%, 3/15/11                            1,050                1,123

Quintiles Transnational, 10.00%, 10/1/13             1,550                1,728

Tenet Healthcare

    6.50%, 6/1/12                                      950                  879

    7.375%, 2/1/13                                     650                  634

  144A, 9.875%, 7/1/14                                 225                  241

Triad Hospitals, 7.00%, 11/15/13                     2,050                2,086

U.S. Oncology

  144A, 9.00%, 8/15/12                               1,525                1,700

  144A, 10.75%, 8/15/14                                600                  684

Vanguard Health I, 144A, STEP,
0.00%, 10/1/15                                       1,150                  719

Vanguard Health II, 144A, 9.00%, 10/1/14             1,000                1,060

Vicar Operating, 9.875%, 12/1/09                     2,075                2,283

VWR International

  144A, 6.875%, 4/15/12                                425                  442

  144A, 8.00%, 4/15/14                               1,600                1,696

                                                                         34,599

Lodging  1.2%

HMH Properties, Series B, 7.875%, 8/1/08               115                  119

Host Marriott, Series I, 9.50%, 1/15/07              1,075                1,177

John Q. Hammons Hotels,
Series B, 8.875%, 5/15/12                            2,750                3,135

La Quinta Properties

  8.875%, 3/15/11                                    2,800                3,150

144A, 7.00%, 8/15/12                                   550                  591

                                                                          8,172

Manufacturing  3.3%

Aearo, 8.25%, 4/15/12                                1,675                1,738

Case New Holland, 144A,
9.25%, 8/1/11                                        1,625                1,828

Coleman Cable, 144A, 9.875%, 10/1/12                   400                  421

General Cable, 9.50%, 11/15/10                         975                1,099

Hawk, 144A, 8.75%, 11/1/14                             525                  542

Invensys, 144A, 9.875%, 3/15/11                      1,300                1,394

JLG Industries, 8.375%, 6/15/12                      2,225                2,348

Manitowoc, 7.125%, 11/1/13                             600                  651

National Waterworks,
Series B, 10.50%, 12/1/12                            2,815                3,163

Rexnord, 10.125%, 12/15/12                           3,000                3,390

Superior Essex, 9.00%, 4/15/12                       2,000                2,085

Trimas, 9.875%, 6/15/12                              2,100                2,195

Valmont Industries, 144A,
6.875%, 5/1/14                                       1,200                1,242

                                                                         22,096

Metals and Mining  4.3%

Algoma Steel, 11.00%, 12/31/09                       1,000                1,120

Allegheny Technologies, 8.375%, 12/15/11             1,450                1,580

Alpha Natural Resources, 144A,
10.00%, 6/1/12                                       1,775                2,008

Arch Western Finance, STEP,
6.75%, 7/1/13                                          575                  607

Century Aluminum, 144A,
7.50%, 8/15/14                                         900                  963

Corus Group, 144A,
7.50%, 10/1/11 (EUR)                                   650                  950

Earle M. Jorgensen, 9.75%, 6/1/12                    4,375                4,922

Euramax International, 8.50%, 8/15/11                1,175                1,245

Foundation PA Coal,
144A, 7.25%, 8/1/14                                  1,400                1,498

Gerdau Ameristeel, 10.375%, 7/15/11                  2,950                3,451

Imco Recycling Escrow,
144A, 9.00%, 11/15/14                                  475                  492

IPSCO, 8.75%, 6/1/13                                 1,050                1,202

Ispat Inland, 9.75%, 4/1/14                          1,250                1,513

Joy Global, 8.75%, 3/15/12                             900                1,017

Luscar Coal, 9.75%, 10/15/11                         1,650                1,873

Massey Energy, 6.625%, 11/15/10                      1,275                1,326

Neenah Foundry, 144A, 11.00%, 9/30/10                1,000                1,105

Russel Metals, 6.375%, 3/1/14                          150                  152

USX-U.S. Steel Group, 9.75%, 5/15/10                 2,145                2,467

                                                                         29,491

Miscellaneous Consumer Products  3.2%

AAC Group, 144A, STEP, 0.00%, 10/1/12                  775                  515

American Achievement, 8.25%, 4/1/12                  2,150                2,279

Ames True Temper, 10.00%, 7/15/12                    1,200                1,257

Chattem, 7.00%, 3/1/14                               1,200                1,233

Couche Tard U.S. / Finance,
7.50%, 12/15/13                                        150                  163

Equinox Holdings, 9.00%, 12/15/09                      850                  897

FTD, 7.75%, 2/15/14                                  1,625                1,674

Jostens Holdings, STEP,
0.00%, 12/1/13                                       4,125                2,929

Jostens IH, 144A, 7.625%, 10/1/12                    1,875                1,969

K2, 144A, 7.375%, 7/1/14                             1,650                1,811

Pantry, 7.75%, 2/15/14                               1,725                1,837

Rayovac, 8.50%, 10/1/13                              1,510                1,668

Riddell Bell, 144A, 8.375%, 10/1/12                    325                  338

Sealy Mattress, 8.25%, 6/15/14                       1,575                1,669

Simmons, 7.875%, 1/15/14                               500                  524

Town Sports International, STEP,
0.00%, 2/1/14                                          475                  265

Town Sports International Holdings,
9.625%, 4/15/11                                        700                  751

                                                                         21,779

Paper and Paper Products  3.6%

Boise Cascade, 144A, 7.125%, 10/15/14                1,850                1,942

Fort James, 6.875%, 9/15/07                            125                  133

Georgia-Pacific

    8.875%, 2/1/10                                     225                  263

    9.375%, 2/1/13                                   3,000                3,491

Graphic Packaging International

    8.50%, 8/15/11                                   1,150                1,282

    9.50%, 8/15/13                                     525                  604

Jefferson Smurfit, 7.50%, 6/1/13                       150                  161

Longview Fibre, 10.00%, 1/15/09                      2,950                3,230

MDP Acquisitions

    9.625%, 10/1/12                                  4,075                4,605

  PIK, 15.50%, 10/1/13                               1,546                1,801

Riverside Forest Products, 7.875%, 3/1/14            2,150                2,301

Stone Container

    8.375%, 7/1/12                                     475                  520

    9.75%, 2/1/11                                    1,045                1,155

Stone Container Finance of Canada,
7.375%, 7/15/14                                      1,400                1,502

Western Forest Products, PIK,
144A, 15.00%, 7/28/09                                1,500                1,687

                                                                         24,677

Printing and Publishing  6.2%

Advanstar, STEP, 0.00%, 10/15/11                     1,275                1,077

Advanstar Communications

    10.75%, 8/15/10                                    675                  763

    12.00%, 2/15/11                                    675                  736

  144A, 10.75%, 8/15/10                                325                  367

Affinity Group, 9.00%, 2/15/12                       1,100                1,191

American Media Operations

    8.875%, 1/15/11                                    675                  719

    10.25%, 5/1/09                                     750                  784

CanWest Media

    10.625%, 5/15/11                                 1,700                1,904

  144A, 8.00%, 9/15/12                               3,956                4,233

CBD Media / CBD Finance, 8.625%, 6/1/11                400                  425

Dex Media, 8.00%, 11/15/13                           1,500                1,605

Dex Media East

    9.875%, 11/15/09                                 1,500                1,691

    12.125%, 11/15/12                                2,248                2,754

Dex Media West, Series B, 9.875%, 8/15/13            2,502                2,890

Haights Cross Operating, 11.75%, 8/15/11               125                  143

Houghton Mifflin

    9.875%, 2/1/13                                   2,550                2,805

  STEP, 0.00%, 10/15/13                                875                  621

Lighthouse, 144A, 8.00%,
4/30/14 (EUR)                                        2,600                3,499

Mail-Well I, 9.625%, 3/15/12                         1,325                1,487

Primedia

    8.875%, 5/15/11                                    875                  901

  144A, 8.00%, 5/15/13                                 675                  668

Quebecor Media, 11.125%, 7/15/11                     5,100                5,852

R.H. Donnelley Finance, 8.875%, 12/15/10               325                  364

Vertis

    9.75%, 4/1/09                                    1,625                1,771

    10.875%, 6/15/09                                   730                  796

  144A, 13.50%, 12/7/09                              1,400                1,484

WDAC Subsidiary Corp., 144A,
8.375%, 12/1/14                                        575                  575

                                                                         42,105

Restaurants  0.5%

El Pollo Loco, 9.25%, 12/15/09                         200                  211

EPL Intermediate, STEP, 0.00%, 3/15/10               1,150                  747

O'Charleys, 9.00%, 11/1/13                           1,750                1,846

Perkins Family Restaurant, Series B,
10.125%, 12/15/07                                      475                  486

                                                                          3,290

Retail  0.6%

Barneys New York, 9.00%, 4/1/08                      2,000                2,200

Nebraska Book, 8.625%, 3/15/12                       1,850                1,901

                                                                          4,101

Satellites  1.1%

Echostar DBS, 144A, 6.625%, 10/1/14                  2,875                2,918

Inmarsat Finance

    7.625%, 6/30/12                                    600                  614

  144A, STEP, 0.00%, 11/15/12                          950                  658

Panamsat, 144A, 9.00%, 8/15/14                       2,975                3,198

                                                                          7,388

Services  4.5%

Allied Waste

    7.875%, 4/15/13                                  1,900                1,919

    8.875%, 4/1/08                                   1,050                1,105

    9.25%, 9/1/12                                    1,750                1,873

Brand Intermediate, PIK, 144A,
13.00%, 10/15/13                                     1,331                1,418

Brand Services, 12.00%, 10/15/12                     1,725                1,932

Brickman Group, 11.75%, 12/15/09                     2,400                2,808

Casella Waste Systems, 9.75%, 2/1/13                 3,725                4,107

Coinmach, 9.00%, 2/1/10                              1,950                2,057

Geo Group, 8.25%, 7/15/13                              925                  985

Great Lakes Dredge & Dock,
7.75%, 12/15/13                                        250                  230

IESI, 10.25%, 6/15/12                                1,575                1,874

IPC Acquisition, 11.50%, 12/15/09                    1,930                2,113

Laidlaw, 10.75%, 6/15/11                             3,075                3,513

Synagro Technologies, 9.50%, 4/1/09                  2,900                3,132

Worldspan, 9.625%, 6/15/11                           1,400                1,341

                                                                         30,407

Specialty Chemicals  6.2%

Arco Chemical

    9.80%, 2/1/20                                      725                  816

    10.25%, 11/1/10                                  1,025                1,163

BCP Caylux, 144A, 9.625%, 6/15/14                    3,100                3,487

Borden U.S. Finance / Nova Scotia,
144A, 9.00%, 7/15/14                                 1,325                1,457

Compass Minerals Group

    10.00%, 8/15/11                                  1,760                1,971

  STEP, 0.00%, 6/1/13                                3,275                2,653

Crystal U.S. Holdings

  144A, STEP, 0.00%, 10/1/14                           125                   84

  144A, STEP, 0.00%, 10/1/14
  (Regulation S)                                     1,200                  804

Freeport McMoRan Resources,
7.00%, 2/15/08                                         900                  954

Huntsman, 11.625%, 10/15/10                          1,430                1,702

Huntsman International

    5.69%, 3/31/10 ++                                1,000                1,017

    9.875%, 3/1/09                                   2,175                2,382

IMC Global

    10.875%, 8/1/13                                    250                  318

  Series B

    10.875%, 6/1/08                                    300                  365

    11.25%, 6/1/11                                     225                  262

Invista, 144A, 9.25%, 5/1/12                         2,525                2,803

KI Holdings, 144A, STEP, 0.00%, 11/15/14             1,425                  905

Koppers, 9.875%, 10/15/13                            3,985                4,523

Lyondell Chemical

    9.50%, 12/15/08                                    350                  380

  Series A, 9.625%, 5/1/07                             125                  137

MacDermid, 9.125%, 7/15/11                           2,378                2,651

Omnova Solutions, 11.25%, 6/1/10                     1,250                1,388

Resolution Performance Products,
9.50%, 4/15/10                                       1,625                1,755

Rhodia

    7.625%, 6/1/10                                     250                  247

    8.875%, 6/1/11                                   1,550                1,515

    10.25%, 6/1/10                                   2,700                3,004

Rockwood Specialties Group

    10.625%, 5/15/11                                 1,925                2,204

  144A, 7.50%, 11/15/14                                650                  671

United Agri Products, 144A, 8.25%, 12/15/11            650                  692

                                                                         42,310

Supermarkets  0.7%

Jean Coutu Group

  144A, 7.625%, 8/1/12                               1,125                1,178

  144A, 8.50%, 8/1/14                                3,325                3,375

                                                                          4,553

Telecommunications  5.1%

Alaska Communications Systems,
9.875%, 8/15/11                                      1,125                1,164

AT&T

  STEP, 9.05%, 11/15/10                              2,575                2,932

  STEP, 9.75%, 11/15/31                              2,775                3,206

Call-Net Enterprises, 10.625%, 12/31/08              2,150                2,085

Eircom Funding, 8.25%, 8/15/13                       2,025                2,268

Fairpoint Communications

    11.875%, 3/1/10                                    175                  199

    12.50%, 5/1/10                                     850                  914

MCI

    5.908%, 5/1/07                                   1,650                1,673

    6.688%, 5/1/09                                   2,875                2,911

    7.735%, 5/1/14                                   1,775                1,824

Primus Telecomm, 8.00%, 1/15/14                      1,700                1,411

Qwest Communications International
  144A, VR, 5.79%, 2/15/09                           2,600                2,561

Qwest Corp.

    6.75%, 6/30/07 ++                                2,250                2,346

    VR, 6.95%, 6/30/10 ++                              750                  766

  144A, VR, 9.125%, 3/15/12                            600                  685

Qwest Services,144A, STEP,
14.00%, 12/15/10                                     4,325                5,147

Time Warner Telecom, 9.75%, 7/15/08                  2,775                2,768

                                                                         34,860

Textiles and Apparel  0.0%

Dyersburg, Series B, 9.75%, 9/1/07 u*                1,000                    0

                                                                              0

Transportation (excluding Railroad)  0.5%

TravelCenters of America, 12.75%, 5/1/09             2,850                3,228

                                                                          3,228

Wireless Communications  5.0%

Alamosa Delaware

    11.00%, 7/31/10                                  2,002                2,337

    8.50%, 1/31/12                                     900                  963

American Tower, 144A, 7.125%, 10/15/12                 475                  482

Centennial Communications
8.125%, 2/1/14                                         875                  892

Centennial Cellular
10.125%, 6/15/13                                       850                  933

Crown Castle, 10.75%, 8/1/11                           800                  874

Horizon PCS, 144A, 11.375%, 7/15/12                  1,100                1,204

IPCS Escrow, 144A, 11.50%, 5/1/12                      900                1,004

Nextel Communications

    6.875%, 10/31/13                                 5,622                6,072

    7.375%, 8/1/15                                   3,653                4,018

Nextel Partners, 8.125%, 7/1/11                      1,050                1,155

Rogers Wireless

    6.375%, 3/1/14                                     325                  319

    9.625%, 5/1/11                                   2,065                2,406

  144A, 7.50%, 3/15/15                                 775                  808

  144A, 8.00%, 12/15/12                              2,000                2,085

Rural Cellular, 8.25%, 3/15/12                         900                  938

TSI Telecommunications Services,
12.75%, 2/1/09                                       1,750                1,982

U.S. Unwired, Series B, 10.00%, 6/15/12              1,225                1,360

Ubiquitel Operating, 9.875%, 3/1/11                  1,475                1,619

Western Wireless, 9.25%, 7/15/13                     2,600                2,808

                                                                         34,259

Total Corporate Bonds and Notes
(Cost $607,902)                                                         643,656

EQUITY AND CONVERTIBLE SECURITIES  2.8%

Automobiles and Related  0.1%

TRW Automotive, Common Stock *                          20                  424

                                                                            424

Conglomerates  0.3%

Tyco International, Common Stock                        55                1,863

                                                                          1,863

Electric Utilities  1.0%

Duke Energy, Common Stock                               55                1,379

FirstEnergy, Common Stock                               28                1,184

NiSource, Common Stock                                  61                1,319

NRG Energy, Common Stock *                              37                1,177

Teco Energy, Common Stock                              125                1,873

                                                                          6,932

Electronic Components  0.1%

AMIS Holdings, Common Stock *                           44                  668

                                                                            668

Food/Tobacco  0.2%

Centerplate, Equity Units                               21                  260

Interstate Bakeries, Common Stock *                    224                1,304

                                                                          1,564

Gaming  0.0%

Mikohn Gaming, Warrants, 8/15/08, 144A *                 2                    3

                                                                              3

Healthcare Services  0.1%

Elan ADR *                                              39                1,017

                                                                          1,017

Metals and Mining  0.1%

International Steel Group,
Common Stock *                                          13                  527

                                                                            527

Paper and Paper Products  0.0%

MDP Acquisitions, Warrants,
10/1/13, 144A *                                          0                    6

                                                                              6

Printing and Publishing  0.0%

Primedia, Series H, Exch. Pfd.
Stock, 8.625%                                            2                  185

                                                                            185

Retail  0.0%

Barneys New York, Warrants,
2/1/08, 144A *                                           2                  111

                                                                            111

Specialty Chemicals  0.4%

Compass Minerals, Common Stock                          34                  762

Hercules, Pfd. Conv. Stock, 6.5%                         0                  323

UAP, Common Stock *                                     85                1,385

                                                                          2,470

Textiles and Apparel  0.0%

Anvil Holdings, Series B, Pfd. Stock,
PIK, 13.00% *                                           21                  214

                                                                            214

Transportation (excluding Rail Road)  0.0%

TravelCenters of America

  Warrants, 11/14/10 *                                   2                    8

  Warrants, 5/1/09 *                                     6                   30

                                                                             38

Wireless Communications  0.5%

  Nextel Communications,
  Class A, Common Stock *                               58                1,640

  Rogers Communications,
  Class B, Common Stock                                 68                1,634

                                                                          3,274

Total Equity and Convertible Securities
(Cost $16,689)                                                           19,296


SHORT-TERM INVESTMENTS  1.2%

Money Market Funds  1.2%

T. Rowe Price Reserve Investment
Fund, 2.00% #+                                       8,064                8,064

Total Short-Term Investments
(cost $8,064)                                                             8,064

Total Investments in Securities

98.8% of Net Assets (Cost  $632,655)                                   $671,016
                                                                       --------

(1)  Denominated in U.S. dollars unless otherwise noted

#    Seven-day yield

*    Non-income producing

u    In default with respect to payment of interest

+    Affiliated company--See Note 4

* Valued by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors

144A Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers--total value of such securities at period-end amounts to $146,151 and represents 21.5% of net assets

ADR  American Depository Receipts

EUR  Euro

PIK  Payment-in-Kind

STEP Stepped coupon bond for which the coupon rate of interest will adjust on specified future date(s)

VR   Variable Rate

T. Rowe Price Institutional High Yield Fund
November 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

++Restricted Securities
Amounts in (000s)

The fund may invest in securities that cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules. The total restricted securities (excluding 144A issues) at period-end amounts to $8,653 and represents 1.3% of net assets.

                                               Acquisition          Acquisition
Description                                           Date                 Cost
--------------------------------------------------------------------------------

Accuride, 6.688%, 6/13/07                          6/13/03      $         1,470

Edison Mission Energy, VR, 7.00%, 1/2/16           12/9/03                  995

Goodyear Tire & Rubber, VR, 6.059%, 3/31/06        2/18/04                1,250

Huntsman International, 5.69%, 3/31/10            10/13/04                1,000

Olympus Communications, VR, 6.25%, 6/30/10         4/30/03                1,320

Qwest Corp., 6.75%, 6/30/07                         6/5/03                  738

Qwest Corp., VR, 6.95%,6/30/10                      6/5/03                2,227

Totals                                                          $         9,000
                                                                ---------------

The fund has registration rights for certain restricted securities held as of November 30, 2004. Any costs related to such registration are borne by the issuer.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Institutional High Yield Fund
November 30, 2004 (Unaudited)
(Amounts in $ 000s except shares and per share amounts)

Assets

Investments in securities, at value

  Affiliated companies (cost $8,064)                       $              8,064

  Non-affiliated companies (cost $624,591)                              662,952

Total investments in securities                                         671,016

Other assets                                                             16,309

Total assets                                                            687,325

Liabilities

Total liabilities                                                         8,239

NET ASSETS                                                 $            679,086
                                                           --------------------

Net Assets Consist of:

Undistributed net investment income (loss)                 $             (1,989)

Undistributed net realized gain (loss)                                   17,105

Net unrealized gain (loss)                                               38,362

Paid-in-capital applicable to 61,162,763 shares of
$0.0001 par value capital stock outstanding;
1,000,000,000 shares of the Corporation authorized                      625,608

NET ASSETS                                                 $            679,086
                                                           --------------------

NET ASSET VALUE PER SHARE                                  $              11.10
                                                           --------------------

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Institutional High Yield Fund
(Unaudited)
($ 000s)

                                                                        6 Months
                                                                           Ended
                                                                        11/30/04
Investment Income (Loss)

Income

  Interest                                                 $             26,952

  Dividend                                                                  476

  Other                                                                     689

  Total income                                                           28,117

Investment management and administrative expense                          1,734

Net investment income (loss)                                             26,383

Realized and Unrealized Gain (Loss)

Net realized gain (loss)

  Securities                                                              3,938

  Foreign currency transactions                                              (3)

  Net realized gain (loss)                                                3,935

Change in net unrealized gain (loss) securities                          28,300

Net realized and unrealized gain (loss)                                  32,235

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                     $             58,618
                                                           --------------------

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Institutional High Yield Fund
(Unaudited)
($ 000s)

                                                  6 Months                 Year
                                                     Ended                Ended
                                                  11/30/04              5/31/04

Increase (Decrease) in Net Assets

Operations

  Net investment income (loss)             $        26,383      $        55,918

  Net realized gain (loss)                           3,935               12,974

  Change in net unrealized gain (loss)              28,300               (2,769)

  Increase (decrease) in net assets
  from operations                                   58,618               66,123

Distributions to shareholders

  Net investment income                            (27,785)             (57,336)

  Net realized gain                                   --                 (1,296)

  Decrease in net assets from distributions        (27,785)             (58,632)

Capital share transactions *

  Shares sold                                       34,236              117,743

  Distributions reinvested                          24,393               52,467

  Shares redeemed                                 (126,940)             (47,568)

  Increase (decrease) in net assets from
  capital share transactions                       (68,311)             122,642

Net Assets

Increase (decrease) during period                  (37,478)             130,133

Beginning of period                                716,564              586,431

End of period                              $       679,086      $       716,564
                                           -------------------------------------

(Including undistributed net investment
income (loss) of ($1,989) at 11/30/04 and
($587) at 5/31/04)

*Share information

  Shares sold                                        3,182               11,005

  Distributions reinvested                           2,245                4,876

  Shares redeemed                                  (11,766)              (4,408)

  Increase (decrease) in shares outstanding         (6,339)              11,473

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Institutional High Yield Fund
November 30, 2004 (Unaudited)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Institutional Income Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional High Yield Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on May 31, 2002. The fund seeks high current income and, secondarily, capital appreciation.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation
The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on bid-side money market yields.

Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation.

Other investments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors. In the course of making a good faith determination of a security's fair value, the fund reviews a variety of factors, including market and trading trends and the value of comparable securities, such as unrestricted securities of the same issuer.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund's share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day's opening prices in the same markets, and adjusted prices.

Currency Translation
Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Investment Transactions, Investment Income, and Distributions
Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes.

Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Other
In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.


NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Noninvestment-Grade Debt Securities
At November 30, 2004, approximately 94% of the fund's net assets were invested in noninvestment-grade debt securities, commonly referred to as "high-yield" or "junk" bonds. A real or perceived economic downturn or higher interest rates could adversely affect the liquidity or value, or both, of such securities because such events could lessen the ability of issuers to make principal and interest payments.

Restricted Securities
The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Other
Purchases and sales of portfolio securities, other than short-term securities, aggregated $213,344,000 and $276,979,000, respectively, for the six months ended November 30, 2004.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of November 30, 2004.

At November 30, 2004, the cost of investments for federal income tax purposes was $634,131,000. Net unrealized gain aggregated $36,886,000 at period-end, of which $39,798,000 related to appreciated investments and $2,912,000 related to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee equal to 0.50% of the fund's average daily net assets. The fee is computed daily and paid monthly. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, directors' fees and expenses, and extraordinary expenses are paid directly by the fund. At November 30, 2004, $237,000 was payable under the agreement.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees. During the six months ended November 30, 2004, dividend income from the Reserve Funds totaled $163,000, and the value of shares of the Reserve Funds held at November 30, 2004 and May 31, 2004 was $8,064,000 and $19,230,000, respectively.

Mutual funds and other accounts managed by T. Rowe Price and its affiliates may invest in the fund; however, no T. Rowe Price fund may invest for the purpose of exercising management or control over the fund. At November 30, 2004, approximately 14.9% of the fund's outstanding shares were held by T. Rowe Price funds.


Item 2.  Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant's annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant's most recent fiscal half-year.

Item 3.  Audit Committee Financial Expert.

Disclosure required in registrant's annual Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

Disclosure required in registrant's annual Form N-CSR.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant's principal executive officer and principal financial officer are aware of no change in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) The registrant's code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant's annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional Income Funds, Inc.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     January 14, 2005


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     January 14, 2005



By       /s/ Joseph A. Carrier
         -----------------------------------
         Joseph A. Carrier
         Principal Financial Officer

Date     January 14, 2005